Lender Presentation

September 2015

SUCAMPO
The Science of Innovation

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, including the statements relating to the expected benefits of the acquisition of R-Tech Ueno, statements about expected cost synergies, statements relating to the expected closing and timing of the closing the acquisition and other statements that are not historical facts. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the tender offer fails to meet the minimum condition and other conditions to closing, risks arising from the potential delay in closing, risks relating to Sucampo's financing for the acquisition and risks relating to the ability of Sucampo to achieve expected revenue, operating and cost synergies and risks relating to R-Tech Ueno's operations, including development programs that were not disclosed through due diligence, the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA®; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Note regarding Combined Financial Information and the Use of Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures, which are presented to assist potential lenders in assessing Sucampo's and its subsidiaries' current and future operations and ability to generate cash flow to repay their debt. The non-GAAP financial information consists of supplemental measures of Sucampo's and R-Tech Ueno's performance that are not required by, and are not presented in accordance with, Generally Accepted Accounting Principals ("GAAP"). These measures do not substitute for any performance measure derived in accordance with GAAP, including, but not limited to GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

In this presentation, the following non-GAAP historical financial measures are included:

- Adjusted EBITDA, which is defined as GAAP income (loss) from operations plus depreciation and amortization, stock-based compensation expense and, in the case of Sucampo, intangible assets impairment charges and write-offs for RESCULA and contract sales force reduction;
- Combined Adjusted EBITDA, which is calculated as the sum of Adjusted EBITDA for both Sucampo and R-Tech Ueno, plus certain synergies;
- Free Cash Flow, which is defined as Adjusted EBITDA minus capital expenditures.

A reconciliation of Adjusted EBITDA for each of Sucampo and R-Tech Ueno to operating income is included on slide 35 of this presentation and a further reconciliation of Free Cash Flow to Adjusted EBITDA is included on slide 41 of this presentation.

In addition, this presentation includes combined historical information relating to revenues, capital expenditures and free cash flows, which are calculated by adding the relevant financial measures for Sucampo and R-Tech Ueno, without applying any purchase price accounting or other adjustments required under GAAP for pro forma financial information. The combined financial information was produced applying quarterly average currency exchange rates for income statement items and spot rates for balance sheet items, which may differ from currency exchange rates that will be used in producing pro forma financial information.

In this regard, for example, Sucampo has not yet completed the necessary valuation of the various assets to be acquired in the acquisition of R-Tech Ueno, for accounting purposes, or an allocation of the purchase price among the various types of assets. In addition, the final interest and debt expense associated with the transactions contemplated by the financing for the transaction have not been finalized and are therefore unavailable. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional GAAP net income assuming the proposed business combination is consummated is not accessible or estimable at this time, and is therefore not available without unreasonable effort. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that actual GAAP net income would vary substantially from the combined financial information included in this presentation.

Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP adjusted financial measures as used by Sucampo in this presentation may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by Sucampo's competitors and other companies.

In addition, the financial information included herein for R-Tech Ueno are based on financial statements that were prepared in accordance with Japanese generally accepted accounting principles, which may differ from U.S. GAAP, and in the case of its interim financial statements, were not reviewed in accordance with AU 772.

Management Presenters



Peter Greenleaf, CEO

- Served as CEO of Histogenics, a regenerative medicine company
- Served as President of MedImmune, the global biologics arm of AstraZeneca
  - Instrumental in driving the expansion of MedImmune's pipeline into over 120 clinical and pre-clinical programs and the commercialization of its marketed products



Peter Kiener, Chief Scientific Officer

- Served as Chief Scientific Officer of Ambrx, a clinical-stage biopharmaceutical company
- President and Co-founder of Zyngenia, an early-stage biopharmaceutical company



Andrew Smith, CFO

- Joined Sucampo in 2011 and served first as Principal Accounting Officer and then as Vice President of Operations and Finance
- Previously served as Finance Director and Company Secretary for Retroscreen Virology Ltd., a contract virology company

SUCAMPO
The Science of Innovation

Agenda

- Transaction Overview
- Company Overview
- Key Credit Highlights
- Combined Company Overview
- Historical Financial Overview
- Syndication Overview

Transaction Overview

Executive Summary

- On August 26, 2015, Sucampo Pharmaceuticals, Inc. (Nasdaq GM: SCMP) ("Sucampo" or the "Company") agreed to acquire R-Tech Ueno Ltd. (JASDAQ: 4573) ("RTU") for total consideration of JPY33 billion or approximately $278 million in cash
  - Sucampo announced a tender offer to acquire 56% of the outstanding shares of RTU for 1,900 JPY per share
  - If tender is successful, Sucampo agreed with the founders of RTU to acquire the remaining 44% of RTU shares for 1,400 JPY per share
- Acquisition of RTU will enable Sucampo to secure a larger portion of the global economics of AMITIZA and diversify product pipeline
  - Immediately accretive to Adjusted EBITDA with opportunities for substantial operational cost savings across R&D and G&A
  - Increased manufacturing and supply chain control over AMITIZA
  - RTU is the exclusive manufacturer and supplier of Sucampo's lead drug, AMITIZA (lubiprostone)
- AMITIZA is a highly differentiated, patent protected product with the broadest label in the constipation market
  - Focus on 3 indications for 3 patient types: Chronic Idiopathic Constipation (CIC), Irritable Bowel Syndrome with Constipation (IBS-C) and Opioid Induced Constipation (OIC)
  - Over 10 million prescriptions globally since 2006
- Combined company generated LTM 6/30/15 combined Revenue and combined Adjusted EBITDA of $175.4 million and $86.1 million, respectively, inclusive of $11.4 million of cost synergies
- Sucampo is seeking to raise $250 million Senior Secured Term Loan to finance the acquisition
  - Total and net leverage of 2.9x and 1.5x, respectively, on a combined basis

Sources, Uses and Capitalization

($ millions)

Sources of Funds		
New Senior Secured Term Loan	$	250.0
Cash from Balance Sheet		67.3
Total Sources	**$**	**317.3**

Uses of Funds		
Purchase RTU Equity	$	277.6
Refinance Existing Sucampo Debt		21.7
Estimated Fees and Expenses		18.0
Total Uses	**$**	**317.3**

Capitalization	Actual 6/30/15	Combined 6/30/15
Cash and Cash Equivalents[(1)]	$ 127.7	$ 116.8
Debt:		
Promissory Notes	21.7	
New Senior Secured Term Loan		250.0
Total Debt	**$ 21.7**	**$ 250.0**
Market Capitalization[(2)]	1,245.9	1,245.9
Total Capitalization	**$ 1,267.6**	**$ 1,495.9**

Credit Statistics		
LTM 6/30/15 Combined Adjusted EBITDA	$	86.1
LTM 6/30/15 Capital Expenditures		0.5
Free Cash Flow	$	85.6
Total Debt / Combined Adjusted EBITDA		2.9x
Total Net Debt / Combined Adjusted EBITDA		1.5x
Combined Adjusted EBITDA / Cash Interest Expense		4.9x
Free Cash Flow / Cash Interest Expense		4.9x
Equity / Total Capitalization		83.3%

(1) Includes $56.4 million of Sucampo investments and restricted cash. Combined cash balance includes $56.4 million of RTU cash as of 6/30/15.
(2) Market capitalization as of September 18, 2015.

SUCAMPO
The Science of Innovation

Company Overview

Sucampo Overview

Company Description

- Global biopharmaceutical company focused on innovative R&D of proprietary drugs
  - Focused on gastrointestinal, ophthalmic, and oncology-based inflammatory disorders
- AMITIZA (lubiprostone), the Company's lead product, is a highly differentiated product with the broadest label in the constipation market
- 27 issued U.S. patents, 8 issued European patents, 12 issued Japanese patents and 2 issued Chinese patents company wide relating to composition of matter, methods of use and methods of manufacturing
  - 16 patents listed in the U.S. FDA Orange Book
  - U.S. patents relating to composition of matter expire between 2020 and 2027
  - Other U.S. and foreign patents expire between 2020 and 2030
- Sucampo products marketed mainly to primary care physicians, gastroenterologists and pain specialists through its brand partners: Takeda and Mylan across U.S., Japan, UK and Switzerland
- AMITIZA is covered for over 90% of lives nationally across all channels
- Pipeline of future opportunities involving new compounds, indications, and therapeutic areas

Revenue by Type and Region



Other 16%
Product Royalty 50%
Product Sales 34%
Europe 6%
Japan 41%
US 53%

LTM 6/30/15 Revenue: $133.6 million

Historical Financial Summary



($ millions)
Revenue CAGR: 22%
$175
$150
$125
$100
$75
$50
$25
$-
60%
50%
40%
30%
20%
10%
0%
$81.5
$12.0
15%
$89.6
$16.9
19%
$115.5
$36.2
31%
$133.6
$59.1
44%
2012
2013
2014
LTM 6/30/15
Revenue
Adjusted EBITDA
Margin

SUCAMPO
The Science of Innovation

RTU Overview

Company Description

- Global pharmaceutical company focused on the research and development of drugs in gastroenterology, ophthalmology and dermatology
- Exclusive manufacturer and supplier of AMITIZA and Rescula (unoprostone isopropyl)
- Manufacturing facility at Sanda City, Hyogo Prefecture, Japan
  - Specifically built to handle prostones
  - Approximately 50% capacity utilization
- RTU products marketed mainly to primary care physicians, and ophthalmologists through its brand partners: Takeda (AMITIZA) and Santen (Rescula) across U.S. and Japan
- Diverse prostone and non-prostone pipeline of pharmaceutical products in gastroenterology, ophthalmology, autoimmune and inflammatory diseases and oncology
- Longstanding relationship with Nissan Chemical, the supplier for active pharmaceutical ingredient ("API") used in the manufacture of prostones

Revenue by Product and Region



Other
1%
Rescula
17%
AMITIZA
82%



Japan
50%
U.S.
50%

LTM 6/30/15 Revenue: $63.7 million

Historical Financial Summary[1]



($ millions)
Revenue CAGR: 5%
$90
$75
$60
$45
$30
$15
$-
60%
50%
40%
30%
20%
10%
0%
$56.3
$58.9
$53.2
$63.7
26%
26%
22%
25%
$14.8
$15.2
$11.7
$15.6
2012
2013
2014
LTM 6/30/15
Revenue
Adjusted EBITDA
Margin

(1) RTU financials adjusted to Sucampo's December 31 fiscal year end and converted to U.S. Dollars using the quarterly average FX rate.

SUCAMPO
The Science of Innovation

Sucampo Evolution

- **1989** R-Tech Ueno, Ltd. established
- **1994** RESCULA launched in Japan
- **1996** Dr. Sachiko Kuno and Dr. Ueno found RTU Ueno (USA), Inc., later to become Sucampo
- **2006** AMITIZA approved for CIC in the U.S.
- **2007** Initial Public Offering
- **2008** AMITIZA approved for IBS-C in the U.S.
- **2009** AMITIZA approved for CIC in Switzerland
- **2010** Sucampo acquires Sucampo AG
- **2012** AMITIZA approved for CIC in the U.K. and for CC in Japan
- **2013** AMITIZA approved for OIC in the U.S. and launched RESCULA in the U.S.
- **2014** Named Peter Greenleaf as CEO

SUCAMPO
The Science of Innovation

Summary Business Combination

	Sucampo	RTU	Combined
Key Products Areas	Gastroenterology, Ophthalmology	Gastroenterology, Ophthalmology	**Gastroenterology, Ophthalmology**
Number of Marketed Products	2	2	**2**
LTM 6/30/15 Revenue	$133.6 million	$63.7 million	**$175.4 million[(1)]**
LTM 6/30/15 Adjusted EBITDA	$59.1 million	$15.6 million	**$84.1 million[(2)]**

Revenue by Product

Sucampo


RESCULA and Other 1%
AMITIZA 99%

RTU


Other 1%
Rescula 17%
AMITIZA 82%

Combined


Other 1%
Rescula 6%
AMITIZA 93%

Revenue by Partner

Sucampo


Other <1%
Takeda 59%
Mylan 41%

RTU


Other 18%
Takeda 49%
Mylan 33%

Combined


Other 6%
Takeda 62%
Mylan 31%

(1) Net of intercompany eliminations.
(2) Includes $11.4 million of cost synergies.

SUCAMPO The Science of Innovation

Acquisition Rationale

Immediately and significantly accretive transaction enhancing profitability and free cash flow	▪ Favorable premium for the acquisition: ~30% pre-offer premium, ~16% premium to the pre-announcement 3 month volume weighted average price ▪ Attractive financial profile with the combined company generating strong, stable free cash flow ▪ Strong and immediate accretion from incorporating RTU's AMITIZA revenue – RTU receives ~1/3 of economics paid by Takeda
Increased manufacturing and supply chain control over AMITIZA	▪ Improve operational efficiencies and capture additional margin from vertically integrating existing manufacturing ▪ Strengthens relationship with commercial partners
Expansion and diversification of product pipeline	▪ Increased volume upon successful completion of clinical trials for new indications and formulations of AMITZA ▪ RTU pipeline offers additional opportunities and development alternatives in ophthalmology, autoimmune and inflammatory diseases and oncology
Significant cost synergy opportunity	▪ $11.4 million of identified potential cost synergies expected to be achievable within 12 months – Termination or monetization of certain RTU's R&D pipeline products and elimination of redundant personnel in R&D and G&A and other duplicative costs

Key Credit Highlights

Key Credit Highlights (Cont'd)

Lead product with differentiated profile in an attractive and growing market with a large unmet need	▪ Most expansive label in constipation market with 3 approved indications: CIC, IBS-C and OIC ▪ Well-tolerated product with established safety profile; no black box warning ▪ Most experienced product with over 10 million prescriptions globally since 2006 ▪ U.S. constipation market project to grow at 20% CAGR from 2014 to 2019 ▪ Branded and generic prescription constipation market estimated to be $4.4 billion with ~50 million prescriptions annually; OTC market represents an additional $800 million opportunity
Long-standing blue chip partnerships providing global reach	▪ AMITIZA marketed globally through long-tenured partnership agreements with Takeda, Mylan (formerly Abbott) and Harbin Gloria ▪ Strong relationship with Takeda since 2004 with ~800 sales representatives currently marketing AMITIZA ▪ Improved partner economics beyond 2020 – 50% share of annual net sales revenue in North America with Takeda on AMITIZA sales beginning January 2021 – Non-exclusive licensing agreement with Par beginning January 2021 with attractive economics – 50% gross profit share
Multiple levers to drive sustainable long-term growth	▪ Geographic expansion through Takeda global partnership; Takeda is #1 GI company world wide and has rights to all markets except Japan and China ▪ Expand AMITIZA label through new formulations and new indications

SUCAMPO
The Science of Innovation

Key Credit Highlights (Cont'd)

Significant product pipeline	▪ Robust patent portfolio with 49 issued patents relating to composition of matter, methods of use and methods of manufacturing expiring between 2020 and 2030 − 16 patents listed in the U.S. FDA Orange Book ▪ Diversify product portfolio through new indications for AMITIZA and new clinical development − AMITIZA in pediatric functional constipation and cobiprostone in OM and PPI refractory GERD / NERD satisfy an unmet need; no treatments currently available
Strong financial performance with significant free cash flow	▪ Significant Adjusted EBITDA growth combined with low capital expenditures and working capital requirements drive high free cash flow ▪ Strong, stable free cash flow growth enables rapid deleveraging ▪ Identified, achievable cost synergies expected to be realized within 12 months
Deep management bench with proven experience	▪ Experienced management team with significant experience in product development and commercialization

Combined Company Overview

Constipation Market Overview

Significant unmet need in efficacy, safety and patient satisfaction

- U.S. prescription and OTC market ~$5.2 billion
  - $4.4 billion branded + generic market, ~50 million annual scripts [(1)]
  - Additional $800 million in revenue from OTC market, 23 million units (30-day supply) sold annually
- Majority of prescription and OTC treated patients currently not satisfied with treatment
  - > 88% of NRx are new patients for AMITIZA
  - Current OTC treatment leaves significant unmet need offering only temporary relief
  - Few patients aware of chronic Rx options


Reason for Dissatisfaction (%)
44
50
50
60
50
66
71
75
79
67
52
80
Inneffective Relief of Constipation
Inneffective Relief of Multiple Symptoms
Lack of Predictability
Inneffective Relief of Bloating
OTC Laxatives
Prescription Laxative
Fiber

Source: IMS and Wall Street research.
(1) Actual Rx per IMS National Prescription Audit.

SUCAMPO The Science of Innovation

Prescription Constipation Market Overview

Large and growing prescription market

U.S. Market Projections


($ billions)
$14
$12
$10
$8
$6
$4
$2
$-
CAGR: 7.7%
$8.4
$9.1
$9.8
$10.5
$11.3
$12.2
$13.1
2015E 2016E 2017E 2018E 2019E 2020E 2021E
CIC IBS-C OIC

Source: Wall Street research and Company estimates.

Chronic Idiopathic Constipation (CIC)	▪ Infrequent and difficult passage of stool over 12 non-consecutive weeks within a 12-month period ▪ 33MM in U.S., 41MM in E.U., 15MM in Japan (CC) ▪ Affects approximately 14% to 16% of adult population globally
Irritable Bowel Syndrome with Constipation (IBS-C)	▪ Disorder of the intestines with symptoms that include severe cramping, pain, bloating and changes of bowel habits including constipation ▪ 12MM in U.S., 11MM in E.U., 3MM in Japan ▪ IBS affects approximately 15% of adult population globally, 1/3 of which is IBS-C
Opioid-Induced Constipation-Non Cancer (OIC)	▪ Common adverse effect of chronic opioid use characterized by infrequent and incomplete evacuation of stool, hard stool consistency, and straining associated with bowel movements ▪ 2MM-4MM moderate to severe sufferers in U.S.

SUCAMPO
The Science of Innovation

Amitiza Overview

Unique and Highly Differentiated Product

- Most expansive label in constipation market: 3 indications, 3 patient types
  - CIC: Chronic Idiopathic Constipation
  - IBS-C: Irritable Bowel Syndrome with Constipation
  - OIC: Opioid Induced Constipation in adults (non-cancer)
- Only product with a dual mechanism of action
  - Increases intestinal fluid secretion
  - Stimulates recovery of mucosal barrier function
- Key product characteristics
  - Locally-acting
  - Rapid and predictable onset of action
- Demonstrated efficacy and tolerability
  - Most experienced product with over 10 million prescriptions globally since 2006
  - Well-tolerated product established safety profile; no black box warning

amitiza
lubiprostone



Amitiza Overview (Cont'd)

Accelerating prescription growth

U.S. TRx Scripts


(Thousands)
Annualized
Q2 2015
155
853
1,092
1,118
1,122
1,185
1,231
1,288
1,345
1,406
1,452
363
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 6/30/15
Q2 2015

Japan TRx Scripts[1]


(Thousands)
Annualized
Q2 2015
8
490
1,241
1,585
1,920
480
2012
2013
2014
LTM 6/30/15
Q2 2015

U.S. Net Price per Capsule


$5.76
$5.76
$6.34
$6.98
$7.34
$7.56
$8.24
$9.16
$9.98
$10.48
$10.48
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 6/30/15
Q2 2015

Japan Net Price per Capsule


JPY 127.22
JPY 132.15
JPY 133.24
JPY 133.24
JPY 133.24
2012
2013
2014
LTM 6/30/15
Q2 2015

1) Based on management assumption of 46 capsules per TRx.

SUCAMPO
The Science of Innovation

Competitive Overview

AMITIZA well positioned for continued growth

	Drug	Rx or OTC	Company	Target Indication: CIC	Target Indication: IBS-C	Target Indication: OIC	Global Market Share	Commentary
Branded / Patented	amitiza lubiprostone	Rx	Sucampo (Marketed by Takeda)	✓ *All adults*	✓ *Adult women*	✓ *All adults*	3%	▪ Long history of usage ▪ Well-tolerated among patient population with strong penetration within elderly population ▪ No limitation on duration of use
	Linzess (linaclotide) capsules	Rx	Ironwood (Marketed by Actavis)	✓ *All adults*	✓ *All adults*	✕	3%	▪ Black box warning against pediatric use ▪ No penetration within the elderly population ▪ Food restrictions ▪ Convenient dosing
	RELISTOR methylnaltrexone bromide	Rx	Salix	✕	✕	✓ *All adults*	~1%	▪ Very little market penetration due to method of drug delivery (via injection)
	movantik naloxegol tablets	Rx	AstraZeneca	✕	✕	✓ *All adults*	~1%	▪ Very slow uptake since launch in March 2015 ▪ Post marketing safety commitment in place
						All Branded / Patented:	**8%**	
Generic	MiraLAX	OTC	Schering-Plough	✕	✕	✕	28%	▪ Short-term indications no longer than 2 weeks ▪ Used to treat one-time symptoms but not chronic conditions ▪ Use of laxatives for CIC and IBS-C is not supported by long-term, well-controlled clinical trial data
	Bentyl (Dicylcomine)	Rx	Pantheon & Akorn (Marketed by Axcan)	✕	✕	✕	11%	▪ Does not relieve constipation ▪ Primarily used to reduce stomach and intestinal cramping that is symptom of IBS
	Other Therapies		Various	✕	✕	✕	53%	▪ Includes Stool softener with stim (Docusate/ Senna S), PEG preps (Osmi Prep), Irritant-stimulant (Ex-Lax, Dulcolax) , Bulk Fiber, Oils and Enemas
						All Generic:	**92%**	

SUCAMPO
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Patent Overview

AMITIZA well-protected by a comprehensive suite of patents through 2027

U.S. '934
Patent expires 2021

U.S. '067, '174, '649, '890, '542, '393, '187, '639 Latest patent expires 2027



Composition of Matter (Substance / API)
Composition of Matter (Product)
AMITIZA
Therapeutic use
Manufacturing

U.S. '016, '613, '283, '148, '653, '481, '312 Latest patent expires 2024

U.S. '182, '748, '969, '562, '064 Latest patent expires 2027

- AMITIZA is covered by an additional 10 patents through 2028 in Japan and 6 patents in Europe through 2027

SUCAMPO
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Patent Overview (Cont'd)

Well-positioned to defend Amitiza IP

Settlement with Par

- Successfully resolved patent litigation with Anchen Pharmaceuticals and Par Pharmaceuticals (collectively Par) for Amitiza
- Par will have a non-exclusive license to market a generic beginning January 1, 2021.
- Par will share 50% of gross profits of the licensed products with Sucampo until the patents have expired (2027).
  - Gross profit percentage declines if additional generic competitors enter the market prior to Sucampo's patent expirations
- If Par elects to launch an authorized generic, Sucampo will supply Par at a negotiated price.

Dr. Reddy's Litigation

- Sucampo has received a Paragraph IV certification notice letter regarding an ANDA filed by Dr. Reddy's.
- Lawsuit claims infringement of the same 7 patents listed in the FDA's Orange Book involved in Par lawsuit

Sales and Marketing Overview

Blue-chip partnerships providing global reach

- Long-tenured partnership agreements with Takeda, Mylan and Harbin Gloria
- Strong relationship with Takeda since 2004 with 800 sales representatives currently marketing AMITIZA in U.S., Canada, U.K. and Switzerland
  - Takeda is #1 gastroenterology world wide and has rights to all markets except Japan (Mylan) and China
  - Royalty rates ranging from 18%- 26%
  - Takeda reimburses 100% of development costs for new formulation of AMITIZA and 70% for the treatment of pediatric functional constipation
  - 50% share of annual net sales revenue in North America with Takeda on AMITIZA sales beginning January 2021
  - Sucampo ceased co-promotion of AMITIZA with Takeda and eliminated its salesforce in Q4 2014
- Affiliation with Mylan (formerly Abbott) since 2004 for marketing AMITIZA in Japan
  - Takeda is #1 gastroenterology world wide and has rights to all markets except Japan (Mylan) and China
  - Mylan reimburses 100% of development costs
- Recently signed an agreement with Harbin Gloria to market AMITIZA in China; expected launch in 2018
- Non-exclusive licensing agreement with Par beginning January 2021 with attractive economics – 50% gross profit share

Key Partnerships

Takeda
U.S., Canada, Europe

Mylan
Japan

Harbin Gloria Pharmaceuticals
China

PAR PHARMACEUTICAL
U.S., Canada

Revenue by Partner and Region



Other 6%
Mylan 31%
Takeda 62%
Other 5%
Japan 38%
U.S. 58%

LTM 6/30/15 Combined Revenue: $175.4 million

SUCAMPO
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AMITIZA Growth Strategy

BRAND

- ✓ Underpenetrated markets with unsatisfied patients
- ✓ Expanded Takeda agreement
- ✓ Physician Targeting
- ✓ DTC
- ✓ OIC driving 30% of brand sales

EXPANDED PARTNERSHIPS/ SECURING FUTURE REVENUE

- ✓ Takeda
  - Net sales revenue split on brand lubiprostone, incl. LCM
- ✓ Agreement with Par
  - Gross profit split on generic lubiprostone

PRICE

- ✓ Yearly Increases
- ✓ Gross-to-net cap for Sucampo

GEOGRAPHY

- ✓ Takeda – global partnership
  - U.S.
  - Canada
  - E.U (new reco's for approval)
  - ROW
- ✓ Mylan
  - Japan
- ✓ Harbin Gloria
  - China

LABEL EXPANSION

- ✓ New Formulation (2017)
  - Expands market access
- ✓ Broad pediatric population spanning infants to teens (2017/18)
- ✓ Extends runway

SUCAMPO
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Product Pipeline Overview

Program	Target	First Indication	Development Stage	NDA / MAA Filing	Approval	Comments
GI/Metabolic/ Inflammation						
AMITIZA	CIC2	Pediatric functional constipation	P3	2016	2017	Current capsule formulation
Lubiprostone Microparticle Formulation	CIC2	Pediatric functional constipation; adult CIC	P3	2017	2018	New liquid-like formulation
Cobiprostone	CIC2	NERD/sGERD	P2	2020	2021	Mucoadhesive formulation
RTU-1096	Vap-1 inhibitor	NASH	P1a			Oral formulation
Ophthalmology						
UF-021	BK2	Retinitis Pigmentosa	P3			Financial support in Japan by AMED
RU-101		Severe dry eye	P2			Recombinant human albumin
RU-105	Substance P & IGF-1	Post-Lasik corneal epithelial defects	P1b			Topical eye drops; combination of peptides
RTU-1096	Vap-1 inhibitor	Diabetic Retinopathy; diabetic macular edema	P1a			Oral formulation
UF-021	BK2	Age-Related Macular Degeneration	P1a			Topical formulation
Oncology						
Cobiprostone	CIC2	Oral Mucositis	P2	2018	2019	Liquid/spray formulation
RTU-1096	Vap-1 inhibitor	Immuno-oncology	P1a			Oral formulation
Other						
RK-023	PG receptor	Alopecia	P2			
RTU-009	Vap-1 inhibitor	Acute cerebral infarction	Preclinical			Liquid formulation

Sucampo Program | RTU Program

SUCAMPO The Science of Innovation

Lifecycle Management

Expand AMITIZA franchise through new formulation and new indication

New Formulation

- Alternate formulation for additional adult and pediatric patients who cannot tolerate capsules, or naso-gastric tube fed patients
- Incremental opportunity to address the roughly 40% of adults who have difficulty swallowing pills
- Next step: Phase 3, commence 2H 2015
- Takeda to reimburse 100% of development costs

New Pediatric Functional Constipation Indication

- Constipation is one of the most common gastrointestinal complaints in children
- US Prevalence: 18% of pediatric population (13.5M)
- Unmet need: No FDA-approved competition for AMITIZA in pediatric population (black box warning for linaclotide and prucalopride failed in Phase 4); patients use OTC drugs off-label
- Current formulation: older children (6-17 years) who are able to take the current capsule formulation – trial ongoing
- Alternate formulation: younger children (6 months and above)
- Takeda to reimburse 67% of development costs

Continued Growth from Product Pipeline

Diversify product portfolio and pipeline through new clinical development and business development

Cobiprostone in Oral Mucositis (OM)

- Annually ~60,000 cases in U.S. and ~550,000 worldwide
  - More than half of these are at advanced stage and treated with radiation
  - 12,000 patients die from Head and Neck Cancer (HNC) yearly
- No medications are currently approved to treat OM in HNC, only devices
- **Incremental opportunity of $50-100 million in the U.S.**

3-5% of all cancers are HNC



Cobiprostone in Non-Erosive Reflux Disease (NERD)

- 2–12% of total population is Proton-Pump Inhibitor (PPI) refractory NERD
- No treatments currently available
  - Current PPI for refractory patients provide symptomatic relief only
  - No treatments protect membrane barrier function
- **Incremental opportunity of $500 million - $1 billion**

20% of U.S. adult population has NERD/GERD (~49M)

↓

60% diagnosed (endoscopy)

↓

90% of those patients are on a PPI

↓

30% are considered refractory

↓

Addressable opportunity ~8M patients

SUCAMPO The Science of Innovation

Proven and Experienced Management Team

Experienced management team with considerable experience in product development and commercialization

Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenia
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Matthias Alder Executive Vice President, Business Development & Licensing	CYTOS, micromet, NOVARTIS
Max Donley Executive Vice President of Human Resources	AstraZeneca, MedImmune, VIVUS
Steven Caffé, M.D. Senior Vice President, Regulatory Affairs	amag, MedImmune, Baxter, SANOFI, MERCK
Stanley Miele Senior Vice President, Sales & Marketing, President, Sucampo Pharma Americas, LLC	Abbott Diagnostics, MILLENNIUM PHARMACEUTICALS, INC, Abbott Laboratories
Silvia Taylor Senior Vice President, Investor Relations and Corporate Communications	AstraZeneca, MedImmune, Pfizer
Andrew Smith Chief Financial Officer	ALLERGAN, Biocompatibles, clearlab, Hydron, RETROSCREEN VIROLOGY

Historical Financial Overview

SUCAMPO
The Science of Innovation

Combined Historical Financial Summary

($ millions)

Revenue



$250
$200
$150
$100
$50
$-
$132.5
$132.5
$152.4
$175.5
51.1
43.0
36.9
41.9
81.5
89.6
115.5
133.6
2012
2013
2014
LTM 6/30/15
Sucampo
RTU

Adjusted EBITDA



$100
$80
$60
$40
$20
$-
100%
80%
60%
40%
20%
0%
$26.9
$32.1
$48.0
$86.1
11.4
15.6
11.7
14.8
15.2
59.1
36.2
12.0
16.9
2012
2013
2014
LTM 6/30/15
Sucampo
RTU
Synergies
% Margin

Capital Expenditures



$10
$8
$6
$4
$2
$-
$3.9
3.9
$0.2
$0.1
$0.5
2012
2013
2014
LTM 6/30/15
Sucampo
RTU

Free Cash Flow[1]



$100
$80
$60
$40
$20
$-
100%
80%
60%
40%
20%
0%
$85.6
11.4
15.2
$47.9
11.7
$32.0
$23.0
59.1
15.2
36.2
14.8
16.8
8.2
2012
2013
2014
LTM 6/30/15
Sucampo
RTU
Synergies
% Conversion

(1) Free Cash Flow defined as Adjusted EBITDA less Capital Expenditures (assumes minimal capital expenditures for RTU).

SUCAMPO
The Science of Innovation

Adjusted EBITDA Reconciliation

($ millions)

	2012	2013	2014	LTM 6/30/15
Sucampo				
Income from Operations	$ 8.3	$ 9.2	$ 27.2	$ 41.9
Depreciation and Amortization	1.5	1.5	1.1	0.6
(1) Intangible Assets Impairment	-	-	5.6	5.6
Stock-Based Compensation	2.2	1.7	2.3	5.3
(2) RESCULA Write-off	-	4.5	-	-
(3) Contract Sales Force Reduction	-	-	-	5.6
Sucampo Adjusted EBITDA	**$ 12.0**	**$ 16.9**	**$ 36.2**	**$ 59.1**
RTU				
Income from Operations	$ 13.9	$ 14.3	$ 10.8	$ 14.5
Depreciation and Amortization	0.6	0.6	0.6	0.8
Stock-Based Compensation	0.3	0.3	0.3	0.3
RTU Adjusted EBITDA	**$ 14.8**	**$ 15.2**	**$ 11.7**	**$ 15.6**
(4) Synergies				11.4
Combined Adjusted EBITDA	**$ 26.9**	**$ 32.1**	**$ 48.0**	**$ 86.1**

1. Intangible Assets Impairment
   - Impairment related to RESCULA outside Japan
2. RESCULA Write-off
   - Non-cash write-off of RESCULA inventory and samples
3. Contract Sales Force Reduction
   - Sucampo ceased co-promotion of AMITIZA with Takeda and eliminated its salesforce in Q4 2014
4. Cost Synergies
   - Cost savings from termination of certain RTU's R&D pipeline products and headcount reduction

SUCAMPO
The Science of Innovation

Syndication Overview

Summary of Terms – Senior Secured Term Loan

Borrower	Sucampo Pharmaceuticals, Inc.
Facility	$250.0 million Senior Secured Term Loan (the "Term Loan")
Term	6 years
Amortization	5% annually with bullet at maturity
Mandatory Prepayments	50% excess cash flow with step downs to 25% and 0% at TBD First Lien Net Leverage; 100% non-ordinary course asset sale proceeds (subject to customary exceptions and reinvestment rights) and 100% debt issuance proceeds
Voluntary Prepayments	Soft call at 101% for 12 months
Security	Secured by perfected first-lien security interest in substantially all assets of the Borrower and each Guarantor including 100% of capital stock and limited to 65% of voting stock of any foreign subsidiary and certain domestic subsidiaries that hold no materials assets other than equity in foreign subsidiaries
Guarantors	Each of the Borrower's existing and subsequently acquired or organized direct and indirect wholly-owned domestic material subsidiaries (subject to certain exceptions)
Financial Covenants	Maximum Total Net Leverage Ratio
Affirmative and Negative Covenants	Usual and customary for facilities of this type

SUCAMPO
The Science of Innovation

Corporate Structure


Legend
Borrower
Guarantor
Non-Guarantor
$250 million Senior Secured Term Loan
Sucampo Pharmaceuticals, Inc. (U.S.)
Sucampo Pharma Americas, LLC (U.S.)
Sucampo Pharma Europe, Ltd. (U.K.)
Sucampo, LLC (U.S.)
Sucampo, AG (Switzerland)
Swiss Holdco.
SPL (Japan)
RTU (Japan)

Transaction Timeline

September 2015						
S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

October 2015						
S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	**12**	**13**	14	15	16	17
18	19	**20**	21	22	23	24
25	26	27	28	29	30	31

Date	Term Loan	Tender
October 1st	Bank meeting	
October 12th	Receive commitments from lenders	
October 13th		Tender offer concludes
October 20th	Close and fund	

SUCAMPO
The Science of Innovation

Appendix

Income From Operations

($ millions)

	2012	2013	2014	LTM 6/30/15
Sucampo				
Income from Operations	$ 8.3	$ 9.2	$ 27.2	$ 41.9
RTU				
Income from Operations	$ 13.9	$ 14.3	$ 10.8	$ 14.5

SUCAMPO
The Science of Innovation

Free Cash Flow Reconciliation

($ millions)

	2012	2013	2014	LTM 6/30/15
Sucampo				
Adjusted EBITDA	$ 12.0	$ 16.9	$ 36.2	$ 59.1
- Capital Expenditures	(3.9)	(0.2)	(0.1)	(0.1)
Sucampo Free Cash Flow	**$ 8.2**	**$ 16.8**	**$ 36.2**	**$ 59.1**
RTU				
Adjusted EBITDA	$ 14.8	$ 15.2	$ 11.7	$ 15.6
- Capital Expenditures	-	-	-	(0.4)
RTU Free Cash Flow	**$ 14.8**	**$ 15.2**	**$ 11.7**	**$ 15.2**
Synergies				11.4
Combined Free Cash Flow	**$ 23.0**	**$ 32.0**	**$ 47.9**	**$ 85.6**

Note: Free Cash Flow defined as Adjusted EBITDA less Capital Expenditures (assumes minimal capital expenditures for RTU).

SUCAMPO
The Science of Innovation